SECURITIES AND EXCHANGE COMMISSION


                 		    Washington, D.C.  20549


                       				   FORM 8-K


                       				CURRENT REPORT


          		      Pursuant to Section 13 or 15(d) of
		               the Securities Exchange Act of 1934


                			       October 10, 1994
		               (Date of earliest event reported)


                 			  BURLINGTON RESOURCES INC.
	      (Exact name of registrant as specified in its charter)



    Delaware                   1-9971                       91-1413284
 (State or other           (Commission                    (IRS Employer
  Jurisdiction of           File Number)                  Identification
  Incorporation)                                               Number)



          		  5051 Westheimer, Houston, Texas  77056-2124
	          (Address of principal executive offices, zip code)


    	      Registrant's telephone number including area code:
			                         (713)   624-9500

Item 5. OTHER EVENTS

	On October 10, 1994, Burlington Resources Inc. ("BR") announced the promotion of Mr. Bobby S. Shackouls to the position of President and Chief Executive Officer of Meridian Oil Inc., the oil and gas exploration and production subsidiary of BR. Mr. Shackouls had been the Executive Vice President and Chief Operating Officer of Meridian Oil. Mr. Shackouls replaces Mr. George E. Howison, who will take early retirement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	Exhibits

	99.  Press Release dated October 10, 1994



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       						 BURLINGTON RESOURCES INC.




                        						By /s/  John E. Hagale
						                              	 John E. Hagale
						                           Senior Vice President and
						                            Chief Financial Officer


Date:   October 10, 1994